UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

THE RIDGEWOOD POWER GROWTH FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee is calculated based upon estimated gross proceeds to the registrant of $18,727,500 from the transaction.

(4)	Proposed maximum aggregate value of transaction:

$18,727,500

(5)	Total fee paid:

$735.99

☑	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Ridgewood Renewable Power
The Ridgewood Power Growth Fund
Supplement to Consent to the
Sale of the Ridgewood Egypt Business

In September 2008, we mailed a definitive consent statement which included a notice of solicitation of consents, a consent statement and a shareholder consent card, all of which relate to a transaction that involves the proposed sale of the Ridgewood Egypt business, the allocation of expenses relating to the transaction in proportion to the respective investments in the Ridgewood Egypt business by Growth Fund, Ridgewood Electric Power Trust V and the Ridgewood/Egypt Fund, and the liquidation of Growth Fund and Egypt Fund pursuant to a plan of liquidation and dissolution.

A majority of shares in each Fund have now consented to approve the sale of the Ridgewood Egypt business. Because the required majority of shares for each of the three Funds have consented, Ridgewood Renewable Power, the Funds’ Managing Shareholder, has begun working towards a closing of the sale. As part of that process, Horus Private Equity, one of the purchasers, has informed us of its intent, as permitted in the Sale and Purchase Agreement, to transfer its ownership rights to a structure of newly formed special purpose entities. Additionally, Mariridge for Infrastructure Projects, the other purchaser and an entity controlled by Mr. Zaki Girges, has indicated that it wants to transfer its ownership rights to Mr. Girges and these same special purpose entities. We have granted Mariridge’s request, as Horus has indicated that this revised structure is more likely to receive approval from the Egyptian Investment Authority (GAFI), which approval is a condition to the closing of the sale. THE PURCHASE PRICE OF $27.5 MILLION REMAINS UNCHANGED AND THE PROCEEDS ARE STILL IN ESCROW. The economics of the sale, and the previously estimated amounts per Fund and per share, remain unchanged.

On October 8, 2008, the parties to the Sale and Purchase Agreement executed an Assignment and Amendment Agreement dated as of September 30, 2008, which is attached, and which assigns the respective rights of the purchasers under the Sale and Purchase Agreement and delays the termination date in the Sale and Purchase Agreement to November 15, 2008.

Due to these changes, on October 8, 2008, the Managing Shareholder extended the deadline for shareholders to consent from October 8, 2008 to October 27, 2008. If you have already sent in your consent card, this extension gives you additional time to change or revoke your consent. If you have not already sent in your consent card, this extension gives you additional time. If you have already sent in your consent card and you do not wish to change or revoke your consent, you may disregard the consent card that accompanies the enclosed supplement.

The Managing Shareholder continues to recommend approval of the transaction.

Please review the attached supplement to the consent statement that explains these changes in greater detail. We have also enclosed an additional consent card and a postage-paid reply envelope.

IF YOU HAVE ALREADY CONSENTED AND DO NOT WISH TO CHANGE OR REVOKE YOUR CONSENT, YOU DO NOT NEED TO DO ANYTHING, AS YOUR EXISTING CONSENT REMAINS VALID.

If you wish to change or revoke your consent, or if you have not already sent us your consent card, please make sure that we receive your consent card prior to 5:00 p.m. Eastern time on October 27, 2008. You can fax your consent card to 201-447-0474 or mail your consent card to Ridgewood Renewable Power, 947 Linwood Avenue, Ridgewood, NJ, 07450-2939. If you have any questions, please contact either Daniel Gulino, Senior Vice President and General Counsel or Jeffrey Strasberg, Executive Vice President and Chief Financial Officer, at 201-447-9000.

If you own investments in more than one of the above Funds, you will receive a separate supplement to each consent statement previously mailed to you. Each supplement will be accompanied by a new consent card. If you have not yet sent in your consent card or if you have sent it but wish to change or revoke your consent, you should execute a separate consent card for each of the Funds in which you hold an interest.

Sincerely,

Robert E. Swanson
Chairman

This supplement to consent statement dated October 10, 2008, is being sent to shareholders on or about October 10, 2008.

THE RIDGEWOOD POWER GROWTH FUND

1314 King Street
Wilmington, Delaware 19801

SUPPLEMENT TO CONSENT STATEMENT

NOTICE OF SOLICITATION OF CONSENTS

To:    Holders of Investor Shares of Beneficial Interest of The Ridgewood Power Growth Fund

Ridgewood Renewable Power LLC, as the Managing Shareholder of The Ridgewood Power Growth Fund, a Delaware trust, is soliciting, on behalf of Growth Fund, the approval of the holders of investor shares of beneficial interest (shareholders) of Growth Fund of a Sale and Purchase Agreement, as amended, and certain related transactions. The accompanying supplement to consent statement supplements the definitive consent statement which was mailed to shareholders on or about September 19, 2008, and contains additional information about the Sale and Purchase Agreement, as amended.

In accordance with the terms of the Assignment and Amendment Agreement, which is attached to the supplement to consent statement as Annex 1, the original purchasers under the Sale and Purchase Agreement have assigned their rights to receive the Shares and the Loans (each as described below) but are not relieved of any liability to pay for the Shares and the Loans. In addition, in the definitive consent statement, we described the interests of Mr. Zaki Girges in the transaction. These interests have changed as described in the accompanying supplement to consent statement. Shareholders are urged to read carefully and in its entirety the accompanying supplement to consent statement and the definitive consent statement.

Ridgewood Egypt for Infrastructure LLC, an Egyptian limited liability company (REFI), has 20,000 quotas (Shares) outstanding, all of which Ridgewood Near East Holdings LLC and its wholly-owned subsidiary, RW Egyptian Holdings, LLC, have control of and contractual rights to purchase, but not legal title. Ridgewood Near East and RW have historically provided financial support, and have made loans, to REFI (Loans). Ridgewood Near East is owned 68.1% by Growth Fund, 14.1% by Ridgewood Electric Power Trust V and 17.8% by Ridgewood/Egypt Fund. Trust V and Egypt Fund are Delaware trusts managed by the Managing Shareholder.

The parties to the Sale and Purchase Agreement, dated as of June 5, 2008, as amended, remain:

•	Ridgewood Near East and RW, as the Sellers;

•	Horus Private Equity Fund III, L.P., a Cayman Island limited partnership managed by EFG-Hermes Private Equity, or Horus;

•	Mariridge for Infrastructure Projects, an Egyptian joint stock company controlled by Mr. Zaki Girges, an Egyptian national who serves as the General Manager of REFI, or Mariridge, and together with Horus, as the Purchasers;

•	Mr. Girges, as an additional party; and

•	REFI, as an additional party.

On October 8, 2008, the parties to the Sale and Purchase Agreement, EFG-Hermes for Water Desalination, SAE, or EFGH Water Desalination, an Egyptian joint stock company which is directly and indirectly owned by Mr. Girges, Horus and affiliates of Horus and EFG Hermes Holding Co., SAE, or EFGH Holding, an Egyptian joint stock company and an affiliate of Horus, executed an Assignment and Amendment Agreement dated as of September 30, 2008, whereby the Purchasers assigned their rights to receive the Shares and the Loans, and as a result, upon consummation of the sale, the Shares and the Loans will be held as follows:

•	EFGH Water Desalination – 19,980 Shares and 99.9% of the Loans;

•	EFGH Holding – 10 Shares and 0.05% of the Loans; and

•	Mr. Girges – 10 Shares and 0.05% of the Loans.

Additionally, the Assignment and Amendment Agreement amended the Sale and Purchase Agreement to, among other things, delay the date on which the parties can terminate the Sale and Purchase Agreement to November 15, 2008.

Prior to the execution of the Assignment and Amendment Agreement, the Sale and Purchase Agreement had provided that, subject to the terms of such agreement, Horus would receive 85% of the Shares and the Loans and Mariridge would receive 15% of the Shares and the Loans. Under the Assignment and Amendment Agreement, Mr. Girges will be assigned the right to receive 10 Shares and 0.05% of the Loans and the remainder of the Shares and Loans will be assigned to EFGH Water Desalination and EFGH Holding as described above. Mr. Girges owns a 0.05% interest in EFGH Water Desalination, which in turn will own 19,980 Shares and 99.9% of the Loans. EFGH Water Desalination is also owned 99.9% by EFG-Hermes Water, or EFGH Water, an Egyptian shareholding company established for the purposes of this transaction, and 0.05% by EFGH Holding. Mr. Girges owns 15% of EFGH Water.

Notwithstanding the assignment of the rights to the assignees under the Assignment and Amendment Agreement, the Purchasers remain obligated to purchase the Shares and the Loans as provided in the Sale and Purchase Agreement, as if the Assignment and Amendment Agreement did not exist. In addition, the Purchasers remain fully liable to the Sellers for all of their other respective obligations to the Sellers under the Sale and Purchase Agreement, as if the Assignment and Amendment Agreement did not exist.

Pursuant to the Assignment and Amendment Agreement, the parties have also agreed to amend the Escrow Agreement to extend the date until which funds will be held in escrow to no later than November 15, 2008, and to otherwise amend the Escrow Agreement to reflect changes in the transaction made by the Assignment and Amendment Agreement.

The transaction remains subject to, among other things, the approval of the Egyptian General Authority for Investment and Free Zones (GAFI) and the approval of the shareholders of each of Growth Fund, Trust V and Egypt Fund.

The Managing Shareholder has approved the transaction and has determined that the transaction is advisable and in the best interests of Growth Fund, Trust V and Egypt Fund, and their respective shareholders. The Managing Shareholder continues to recommend that you approve the transaction.

Only shareholders of record of Growth Fund at the close of business on September 19, 2008 are entitled to notice of this solicitation and to approve the transaction as set forth in the definitive consent statement and the supplement to consent statement. The period during which consents will be solicited began on September 19, 2008, and will now continue until October 27, 2008, unless further extended by the Managing Shareholder, in its sole determination, to a later date, which date will not be later than October 31, 2008. We refer to this period as the solicitation period. Consent cards received prior to 5:00 p.m. Eastern Time on the last day of the solicitation period will be effective, provided that the consent card has been properly executed. The consents will be tabulated at the Managing Shareholder’s principal offices, located at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, immediately following the expiration of the solicitation period.

The supplement to consent statement and consent card are furnished by the Managing Shareholder, on behalf of Growth Fund, to shareholders of Growth Fund to solicit their written consent to take action as specified therein without the necessity of holding a special meeting of shareholders, as permitted by Delaware law and the Growth Fund Declaration of Trust. If you are a shareholder of either Trust V or Egypt Fund, you will receive a separate supplement to the consent statement relating to such Fund that was mailed to you on or about September 19, 2008. Each supplement will be accompanied by a new consent card. If you have not yet sent in your consent card or if you have sent it but wish to change or revoke your consent, you should execute a separate consent card for each of the Funds in which you hold an interest.

Shareholders are requested to approve the transaction by signing and dating the consent card, checking the box on the consent card corresponding to “Approve,” which indicates approval of the transaction, and timely delivering the consent card to the Managing Shareholder. Not approving the transaction, or an abstention with respect to the approval of the transaction, may be indicated by signing and dating the consent card, checking the box that corresponds to “Not Approve” or “Abstain,” respectively, and delivering the consent card to the Managing Shareholder. If you have not already returned your consent card and you do not timely return one, it will have the same effect as not approving the transaction.

SHAREHOLDERS WHO HAVE ALREADY RETURNED CONSENT CARDS AND DO NOT WISH TO REVOKE OR CHANGE THEIR CONSENT DO NOT NEED TO DO ANYTHING FURTHER, AS YOUR EXISTING CONSENTS REMAIN VALID. Any shareholder who has already returned a consent card has the right to revoke such consent, or to change the consent card, at any time prior to the expiration of the solicitation period.

By Order of the Managing Shareholder

Robert E. Swanson, Chairman

Ridgewood, New Jersey
October 10, 2008

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the proposed transaction, passed upon the merits or fairness of the proposed transaction or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

Annex 1:	Assignment and Amendment Agreement, dated as of September 30, 2008, by and among Ridgewood Near East Holdings LLC, RW Egyptian Holdings LLC, Horus Private Equity Fund III, L.P., Mariridge for Infrastructure Projects, Mr. Zaki Girges, Ridgewood Egypt for Infrastructure LLC, EFG-Hermes for Water Desalination, SAE and EFG Hermes Holding Co., SAE

INTRODUCTION

The information provided in the definitive consent statement originally mailed to our shareholders on or about September 19, 2008, which we refer to in this supplement to consent statement as the definitive consent statement, continues to apply, except as described in this supplement to consent statement. To the extent information in this supplement to consent statement differs from, updates or conflicts with information contained in the definitive consent statement, the information in this supplement to consent statement is the more current information. You should note that the purchase price set forth in the Sale and Purchase Agreement (described below) and the allocation of net proceeds of the sale to the shareholders of The Ridgewood Power Growth Fund, Ridgewood Electric Power Trust V and Ridgewood/Egypt Fund remain unchanged. If you need another copy of the definitive consent statement, supplement to consent statement or consent card, please contact Daniel V. Gulino, Esq., Senior Vice President and General Counsel, at Ridgewood Renewable Power LLC, 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, at telephone number (201) 447-9000, or by e-mail at generalcounsel@ridgewoodpower.com. The definitive consent statement, supplement to consent statement and form of consent card may also be found on the Internet at http://www.sec.gov. See “WHERE YOU CAN FIND MORE INFORMATION” on page 11 of this supplement to consent statement.

UPDATE TO SUMMARY TERM SHEET

This update to summary term sheet, together with the update to question and answer section contained in this supplement to consent statement, highlights selected information, from this supplement to consent statement and the definitive consent statement, about the proposed transaction contemplated by the Sale and Purchase Agreement and may not contain all of the information that is important to you. We urge you to read carefully this entire supplement to consent statement, the entire definitive consent statement, including the annexes and the other documents to which we refer you in this supplement to consent statement and the definitive consent statement.

We have included page references parenthetically to direct you to a more complete description of the topics referenced in this update to summary term sheet. As used in this supplement to consent statement, the terms “we,” “us” and “our” refer to Ridgewood Renewable Power LLC, as the Managing Shareholder of The Ridgewood Power Growth Fund.

•	Update to the Transaction (page 6)

Growth Fund, Trust V and Egypt Fund collectively own all of the outstanding interests in Ridgewood Near East Holdings LLC. Ridgewood Near East, together with its wholly-owned subsidiary, RW Egyptian Holdings, LLC, have control of and contractual rights to purchase, but not legal title to, 20,000 quotas (Shares) of Ridgewood Egypt for Infrastructure LLC (REFI), representing all of the outstanding Shares of REFI as of the date hereof. Ridgewood Near East and RW (Sellers) have historically provided financial support and have made loans to REFI (Loans). Ridgewood Near East is owned 68.1% by Growth Fund, 14.1% by Trust V and 17.8% by Egypt Fund. Ridgewood Renewable Power LLC is the Managing Shareholder of each of the three Funds.

The Sellers and REFI entered into a Sale and Purchase Agreement, dated as of June 5, 2008, as amended, with Horus Private Equity Fund III, L.P., or Horus, and Mariridge for Infrastructure Projects, or Mariridge (and together with Horus, the Purchasers), and Mr. Zaki Girges. On October 8, 2008, the parties to the Sale and Purchase Agreement, EFG-Hermes for Water Desalination, SAE, or EFGH Water Desalination, an Egyptian joint stock company which is directly and indirectly owned by Mr. Girges, Horus and affiliates of Horus and EFG Hermes

Holding Co., SAE, or EFGH Holding, an Egyptian joint stock company and an affiliate of Horus, executed an Assignment and Amendment Agreement dated as of September 30, 2008, whereby the Purchasers assigned their rights to receive the Shares and the Loans, and as a result, upon consummation of the sale, the Shares and the Loans will be held as follows:

•	EFGH Water Desalination – 19,980 Shares and 99.9% of the Loans;

•	EFGH Holding – 10 Shares and 0.05% of the Loans; and

•	Mr. Girges – 10 Shares and 0.05% of the Loans.

Additionally, the Assignment and Amendment Agreement amended the Sale and Purchase Agreement to, among other things, delay the date on which the parties can terminate the Sale and Purchase Agreement to November 15, 2008. A copy of the Assignment and Amendment Agreement is attached to this supplement to consent statement as Annex 1.

Prior to the execution of the Assignment and Amendment Agreement, the Sale and Purchase Agreement had provided that, subject to the terms of such agreement, Horus would receive 85% of the Shares and the Loans and Mariridge (which is controlled by Mr. Girges) would receive 15% of the Shares and the Loans. Under the Assignment and Amendment Agreement, Mr. Girges will be assigned the right to receive 10 Shares and 0.05% of the Loans and the remainder of the Shares and Loans will be assigned to EFGH Water Desalination and EFGH Holding as described above. Mr. Girges owns a 0.05% interest in EFGH Water Desalination, which in turn will own 19,980 Shares and 99.9% of the Loans. EFGH Water Desalination is owned 99.9% by EFG-Hermes Water, or EFGH Water, an Egyptian shareholding company established for the purposes of this transaction, and 0.05% by EFGH Holding. Mr. Girges owns 15% of EFGH Water.

Notwithstanding the assignment of the rights to EFGH Water Desalination and EFGH Holding, the Purchasers remain obligated to purchase the Shares and the Loans as provided in the Sale and Purchase Agreement, as if the Assignment and Amendment Agreement did not exist. In addition, the Purchasers remain fully liable to the Sellers for all of their other respective obligations to the Sellers under the Sale and Purchase Agreement, as if the Assignment and Amendment Agreement did not exist.

Pursuant to the Assignment and Amendment Agreement, the parties have also agreed to amend the Escrow Agreement to extend the date until which funds will be held in escrow to no later than November 15, 2008, and to otherwise amend the Escrow Agreement to reflect changes in the transaction made by the Assignment and Amendment Agreement.

This supplement to consent statement is furnished in connection with the solicitation by the Managing Shareholder, on behalf of Growth Fund, of the approval of the holders of investor shares of beneficial interest (shareholders) of Growth Fund to consummate the transaction contemplated by the Sale and Purchase Agreement.

•	Update to Parties Involved in the Transaction (page 4)

The parties to the Sale and Purchase Agreement remain:

•	Ridgewood Near East, a Delaware limited liability company; and

•	RW, a Delaware limited liability company wholly-owned by Ridgewood Near East,

together, as the Sellers,

•	Horus, a Cayman Island limited partnership managed by EFG-Hermes Private Equity; and

•	Mariridge, an Egyptian joint stock company that is controlled by Mr. Zaki Girges and wholly-owned by Mr. Girges and his family,

together, as the Purchasers, and

•	Mr. Girges, an Egyptian national who serves as the General Manager of REFI and as the legal representative of Mariridge; and

•	REFI, an Egyptian limited liability company,

as additional parties.

The parties to the Assignment and Amendment Agreement are the Sellers, the Purchasers, the additional parties and:

•	EFGH Water Desalination, an Egyptian joint stock company; and

•	EFGH Holding, an Egyptian joint stock company.

•	Background of and Reasons for the Transaction (page 6)

The section of this supplement to consent statement titled “UPDATE TO THE TRANSACTION – Background of and Reasons for the Transaction” contains a description of the events leading up to the execution of the Assignment and Amendment Agreement, including the process undertaken in reaching the agreement set forth in the Assignment and Amendment Agreement.

•	Update to Interests of the Managing Shareholder, Executive Officers and Other Parties (page 7)

Relationship with Mr. Girges; “Affiliate Transaction” under Growth Fund Declaration of Trust

The definitive consent statement describes the interests in the sale that Mariridge and Mr. Girges have that are different from, or in addition to, the interests of our shareholders. The section of this supplement to consent statement titled “UPDATE TO INTERESTS OF THE MANAGING SHAREHOLDER, EXECUTIVE OFFICERS AND OTHER PARTIES – Relationship with Mr. Girges; “Affiliate Transaction” under Growth Fund Declaration of Trust” contains updated information regarding Mr. Girges’ direct purchase of a portion of the Shares and the Loans and Mr. Girges’ relationship with EFGH Water Desalination and EFGH Water.

•	Conditions to Closing of the Sale (page 9)

Closing of the transaction contemplated under the Sale and Purchase Agreement is subject to customary closing conditions, including approval of the transaction by shareholders of each of the Funds and approval by GAFI of the minutes of the extraordinary meeting of the general shareholders of REFI approving the transfer of the Sellers’ interests in REFI to EFGH Water Desalination, EFGH Holding and Mr. Girges. The Assignment and Amendment Agreement added an additional closing condition in favor of the Sellers which requires that the warranties of EFGH Water Desalination, EFGH Holding, Horus, Mr. Girges and Mariridge in the Assignment and Amendment Agreement be true and accurate as of the date of the Assignment and Amendment Agreement and as of the date of closing.

Assuming the closing conditions are met to the satisfaction of the Sellers and the Purchasers, a date will be set for closing, which the Sellers currently anticipate will be prior to November 15, 2008.

•	Representations and Warranties (page 9)

The definitive consent statement, in the section titled “THE SALE AND PURCHASE AGREEMENT AND THE ADDITIONAL AGREEMENTS” outlines the Sellers’ representations and warranties contained in the Sale and Purchase Agreement. The section of this supplement to consent statement titled “UPDATE TO THE SALE AND PURCHASE AGREEMENT AND THE ADDITIONAL AGREEMENTS” sets forth warranties made in the Assignment and Amendment Agreement by each of EFGH Water Desalination, EFGH Holding, Mr. Girges and the Purchasers to the Sellers.

•	Termination of the Sale and Purchase Agreement (page 10)

The definitive consent statement, in the section titled “THE SALE AND PURCHASE AGREEMENT AND THE ADDITIONAL AGREEMENTS” outlines the termination provisions set forth in the Sale and Purchase Agreement. As amended by the Assignment and Amendment Agreement, the Sale and Purchase Agreement may be terminated by the Sellers or Horus if the closing does not occur on or before November 15, 2008, unless the Sellers and Purchasers agree to extend such date.

•	Regulatory Matters (page 10)

We are not aware of any material filings, approvals or other action by any federal or state governmental administrative or regulatory authority required for the completion of the sale, other than the ratification of GAFI of the minutes of the extraordinary meeting of the general shareholders of REFI approving the transfer of the Shares to EFGH Water Desalination, EFGH Holding and Mr. Girges.

The transaction contemplated by the Sale and Purchase Agreement will not be consummated without GAFI approval. No assurance can be provided that such GAFI approval will be obtained or that if it does occur, that it will occur at any given time.

UPDATE TO QUESTIONS AND ANSWERS ABOUT THE SOLICITATION

The following questions and answers briefly address some commonly asked questions regarding the extension of the solicitation period, the Sale and Purchase Agreement and the Assignment and Amendment Agreement and the transactions contemplated thereby. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this supplement to consent statement, the definitive consent statement, the annexes to this supplement to consent statement and the definitive consent statement and the other documents we refer to in this supplement to consent statement and the definitive consent statement, including the section of the definitive consent statement titled “Questions and Answers About the Solicitation.”

Q:	Why am I receiving this supplement to consent statement?

A: We are sending you this supplement to consent statement because on October 8, 2008, the parties to the Sale and Purchase Agreement executed an Assignment and Amendment Agreement dated as of September 30, 2008, with EFGH Water Desalination and EFGH Holding, whereby the Purchasers assigned their respective rights to receive the Shares and the Loans (but not their obligation to purchase the Shares and the Loans) under the Sale and Purchase Agreement to EFGH Water Desalination, EFGH Holding and Mr. Girges.

You should note that the purchase price set forth in the Sale and Purchase Agreement and the allocation of net proceeds of the sale to the shareholders of Growth Fund, Trust V and Egypt Fund remains unchanged.

The Assignment and Amendment Agreement changed the interests of Mariridge and Mr. Girges in the transaction as disclosed in the definitive consent statement and this supplement to consent statement describes the change to such interests. Due to these changes, we extended the solicitation period until October 27, 2008. This supplement to consent statement provides information with respect to the Assignment and Amendment Agreement and updates, where applicable, the definitive consent statement originally mailed to our shareholders on or about September 19, 2008.

Q:	What if I have already consented, do I need to consent again?

A: No. If you have already returned your consent card and do not wish to change or revoke your consent, you do not need to do anything further, as your existing consent remains valid.

Q:	How long is the solicitation period?

A: The period during which consents will be solicited began on September 19, 2008, and will continue until Monday, October 27, 2008, unless further extended by the Managing Shareholder, in its sole discretion, to a later date, which date will not be later than October 31, 2008. We refer to this period as the solicitation period. Consent cards received prior to 5:00 p.m. Eastern Time on the last day of the solicitation period will be effective, provided that the consent card has been properly executed. Any shareholder who has already returned their consent card has the right to revoke such consent, or to change the consent card, at any time prior to the expiration of the solicitation period.

Shareholders are asked to give their written consent to the proposal to approve the transaction no later than October 27, 2008, unless extended by the Managing Shareholder, by returning the enclosed consent card by faxing it to (201) 447-0474 or by mailing it to Ridgewood Renewable Power LLC at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939.

Q:	What should I do now?

A: After carefully reading and considering the information contained in this supplement to consent statement and the definitive consent statement, please give your consent by signing, dating and returning the enclosed consent card by mail or by faxing it to (201) 447-0474. If you have already returned your consent card and do not wish to change or revoke your consent, you do not need to do anything further, as your existing consent remains valid.

Q:	May I change my consent after I have mailed or faxed my signed consent card?

A: Any shareholder who has already returned their consent card has the right to revoke such consent, or to change the consent card, at any time prior to the expiration of the solicitation period. If you submit or have already submitted a consent card and you wish to change or revoke your consent, you will need to fax or mail your written revocation or new consent so that it is received by the Managing Shareholder, at (201) 447-0474 or at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, prior to the expiration of the solicitation period.

Q:	How does the Managing Shareholder recommend that I exercise my consent?

A: The Managing Shareholder has approved the transaction and continues to recommend that the shareholders of the Funds approve the transaction.

Q:	Besides approval by the shareholders of each of Growth Fund, Trust V and Egypt Fund, what other conditions are there to close the sale?

A: Besides the approval by the shareholders of each of the Funds, among other things, closing of the transaction contemplated under the Sale and Purchase Agreement is subject to the approval of the transfer of Shares to EFGH Water Desalination, EFGH Holding and Mr. Girges by GAFI. If such approval is not obtained, even if approved by the shareholders of the Funds, the sale will not close.

Q:	Who can help answer my other questions?

A: Shareholders who wish further information may contact Daniel V. Gulino, Esq., Senior Vice President and General Counsel, or Jeffrey H. Strasberg, Executive Vice President and Chief Financial Officer, at Ridgewood Renewable Power LLC, 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, at telephone number (201) 447-9000, or by e-mail at generalcounsel@ridgewoodpower.com.

FORWARD-LOOKING STATEMENTS

This supplement to consent statement, and many of the documents to which we refer you in this supplement to consent statement, including documents incorporated by reference, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of the Sellers, the expected completion and timing of the transaction and other information relating to the transaction. There are forward-looking statements throughout this supplement to consent statement, including, among others, under the headings “UPDATE TO SUMMARY TERM SHEET” and “UPDATE TO THE TRANSACTION” and in statements containing the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimates” or other similar words or expressions. You should be aware that forward-looking statements involve significant known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on our business or operations. These forward-looking statements speak only as of the date on which they were made, and we undertake no obligation to publicly update or revise any forward-looking statements made in this supplement to consent statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the requirement that the shareholders approve the Sale and Purchase Agreement;

•	the occurrence of events, changes or other circumstances that could give rise to the termination of the Sale and Purchase Agreement;

•	the satisfaction of the conditions to consummate the sale, including the receipt of the required shareholder approval and regulatory approvals;

•	the failure to satisfy other conditions to the sale;

•	the outcome of any legal proceedings against us and others that have been or may be instituted following announcement of the Sale and Purchase Agreement; and

•	the tax consequences of the sale.

Shareholders and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements. You should not rely on these forward-looking statements without considering all of the things that could make them inaccurate. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this section.

UPDATE TO PARTIES INVOLVED IN THE TRANSACTION

The parties to the Sale and Purchase Agreement remain:

•	Ridgewood Near East; and

•	RW,

together, as the Sellers,

•	Horus; and

•	Mariridge,

together, as the Purchasers, and

•	Mr. Girges; and

•	REFI,

as additional parties.

The parties to the Assignment and Amendment Agreement are the Sellers, the Purchasers, the additional parties and:

•	EFGH Water Desalination; and

•	EFGH Holding.

Mr. Zaki Girges

Mr. Girges owns a 0.05% interest in EFGH Water Desalination and owns 15% of EFGH Water.

EFG-Hermes for Water Desalination, SAE

EFGH Water Desalination is an Egyptian joint stock company, having its registered office at Nile City Tower, Cournish El Nil, Rod El Farag, Cairo, Egypt. EFGH Water Desalination is owned 99.9% by EFGH Water, 0.05% by EFGH Holding and 0.05% by Mr. Girges. The telephone number of its manager is 002-02-27978607.

EFG Hermes Holding Co., SAE

EFG Hermes Holding Co., SAE is an Egyptian joint stock company, having its registered office at 58 El Tahir Street, Dokki, Giza, Egypt. EFGH Holding is owned by affiliates of Horus. The telephone number of its manager is 002-02-33383630.

UPDATE TO SOLICITATION OF CONSENTS OF SHAREHOLDERS

Consents Required

Because the sale constitutes a sale of substantially all of the assets of the Growth Fund and is an “Affiliate Transaction” under the Growth Fund Declaration of Trust, Growth Fund shareholder approval must be obtained prior to consummating the sale. The sale constitutes an “Affiliate Transaction” under the Growth Fund Declaration of Trust because of the participation of Mr. Girges, who is an officer of REFI, as a direct and indirect purchaser of a portion of the Shares and the Loans and because Mariridge is controlled by Mr. Girges. Additionally, Mr. Girges owns a 0.05% interest in EFGH Water Desalination and a 15% interest in EFGH Water. Each of REFI and Mr. Girges is an “Affiliate” of the Managing Shareholder under the Growth Fund Declaration of Trust.

The solicitation period began on September 19, 2008, and will continue until October 27, 2008, unless further extended by the Managing Shareholder, in its sole discretion, to a later date, which date will not be later than October 31, 2008. The deadline for the delivery to the Managing Shareholder of written consents is 5:00 p.m. Eastern Time on the last day of the solicitation period, as may be extended by the Managing Shareholder.

Shareholders are asked to give their written consent to the proposal to approve the transaction no later than October 27, 2008, unless further extended by the Managing Shareholder, by returning the enclosed consent card, or the consent card that accompanied the definitive consent statement previously mailed to shareholders, by faxing it to (201) 447-0474 or mailing it to Ridgewood Renewable Power LLC at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939. If you have already returned your consent card and you do not wish to change or revoke your consent, you do not need to do anything further, as your existing consent remains valid.

If you hold interests in Trust V and/or Egypt Fund, you will receive a separate supplement to the consent statement relating to such Fund that was mailed to you on or about September 19, 2008. Each supplement will be accompanied by a new consent card. If you have not yet sent in your consent card, or if you have sent it but wish to change or revoke your consent, you should execute a separate consent card for each of the Funds in which you hold an interest.

Revocability of Consents

Any shareholder who returns or has already returned their consent card has the right to revoke such consent, or to change the consent card, prior to the expiration of the solicitation period. You can change or revoke your consent card at any time before the expiration of the solicitation period, if you:

•	send a written, dated notice to the Managing Shareholder at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, stating that you would like to revoke your consent; and

•	date, sign and submit a new consent card that is received by the Managing Shareholder no later than 5:00 p.m. on October 27, 2008, the expiration of the solicitation period (unless the Managing Shareholder extends the solicitation period, in which case the deadline for such submission would be extended until immediately prior to the expiration of such extended solicitation period).

The delivery of a subsequently dated consent card which is properly marked, dated, signed and delivered to the Managing Shareholder will constitute a revocation of any earlier consent. If you have instructed a custodian, trustee or other person to consent to approve the transaction, to not approve the transaction or to abstain with respect to the transaction, with respect to your shares, you must follow the directions provided by such person to change those instructions.

UPDATE TO THE TRANSACTION

The Sale

On October 8, 2008, the parties to the Sale and Purchase Agreement, EFGH Water Desalination and EFGH Holding executed an Assignment and Amendment Agreement dated as of September 30, 2008, whereby the Purchasers assigned their rights to receive the Shares and the Loans, and as a result, upon consummation of the sale, the Shares and the Loans will be held as follows:

•	EFGH Water Desalination – 19,980 Shares and 99.9% of the Loans;

•	EFGH Holding – 10 Shares and 0.05% of the Loans, and

•	Mr. Girges – 10 Shares and 0.05% of the Loans.

Prior to the execution of the Assignment and Amendment Agreement, the Sale and Purchase Agreement had provided that, subject to the terms of such agreement, Horus would receive 85% of the Shares and the Loans and Mariridge would receive 15% of the Shares and the Loans. Under the Assignment and Amendment Agreement, Mr. Girges will be assigned the right to receive 10 Shares and 0.05% of the Loans and the remainder of the Shares and Loans will be assigned to EFGH Water Desalination and EFGH Holding as described above. Mr. Girges owns a 0.05% interest in EFGH Water Desalination, which in turn will own 19,980 Shares and 99.9% of the Loans. EFGH Water Desalination is also owned 99.9% by EFGH Water and 0.05% by EFGH Holding. Mr. Girges owns 15% of EFGH Water.

Notwithstanding the assignment of the rights pursuant to the Assignment and Amendment Agreement, the Purchasers remain obligated to purchase the Shares and the Loans as provided in the Sale and Purchase Agreement, as if the Assignment and Amendment Agreement did not exist. In addition, the Purchasers remain fully liable to the Sellers for all of their other respective obligations to the Sellers under the Sale and Purchase Agreement, as if the Assignment and Amendment Agreement did not exist.

Background of and Reasons for the Transaction

On September 21, 2008, Mr. Randall Holmes, President and Chief Executive Officer of the Managing Shareholder, Growth Fund, Trust V and Egypt Fund, received an e-mail from Mr. Samer Yassa, a partner at EFG-Hermes, indicating Horus’ intent to transfer its rights to receive the Shares and the Loans as provided under the Sale and Purchase Agreement to affiliated entities of Horus, as permitted under the Sale and Purchase Agreement. The e-mail from Mr. Yassa also expressed Horus’ desire to execute, and to have Ridgewood Near East and such affiliated entities execute, a Sale of Shares Agreement, which Mr. Yassa indicated is a generally accepted format for GAFI to approve the proposed sale of REFI but which does not contain any substantive provisions other than those already contained in the Sale and Purchase Agreement and/or the Assignment and Amendment Agreement. Mr. Yassa further indicated that the Sale of Shares Agreement would aide in the GAFI approval process. At that time, Mr. Yassa indicated that Mariridge wished to transfer its interest to these same affiliated entities and to Mr. Girges. After consultation with other executive officers of the Managing Shareholder and with the Managing Shareholder’s Egyptian counsel, Mr. Holmes indicated to Mr. Yassa that these changes were acceptable. In discussion with Mr. Holmes, Mr. Yassa also agreed to extend the termination date of the Sale and Purchase Agreement, and amend the Escrow Agreement to extend the date until which funds will be held in escrow, to November 15, 2008.

On September 24, 2008, Egyptian counsel to the Managing Shareholder routed a draft of the Assignment and Amendment Agreement for review. From that date until September 30, 2008, Mr. Holmes, the Managing Shareholder’s Egyptian counsel and Messrs. Yassa and Girges, as well as their respective counsel, clarified and negotiated the major terms and specific representations of the Assignment and Amendment Agreement and the Sale of Shares Agreement. From September 30, 2008, until the execution of the Assignment and Amendment Agreement on October 8, 2008, Messrs. Holmes, Yassa, Girges and their respective counsel clarified the detailed specifics of these agreements. Negotiations were primarily conducted through a series of e-mails as well as various phone calls to resolve technical drafting issues. On October 8, 2008, the Managing Shareholder determined to extend the expiration of the solicitation period from October 8, 2008 until October 27, 2008, to provide sufficient time for the preparation and distribution to, and review by, shareholders of the Funds of supplements to the definitive consent statements seeking approval of the transaction that were previously distributed to shareholders of each of the Funds.

Recommendation of the Managing Shareholder

The Managing Shareholder has approved the transaction and continues to recommend that the shareholders approve the transaction.

UPDATE TO INTERESTS OF THE MANAGING SHAREHOLDER, EXECUTIVE OFFICERS AND OTHER PARTIES

Relationship with Mr. Girges; “Affiliate Transaction” under Growth Fund Declaration of Trust

The sale constitutes an “Affiliate Transaction” under the Growth Fund Declaration of Trust because of the participation of Mr. Girges, who is an officer of REFI, as a direct and indirect purchaser of a portion of the Shares and the Loans and because Mariridge is controlled by Mr. Girges. Mr. Girges owns a 0.05% interest in EFGH Water Desalination, which in turn will own 19,980 Shares and 99.9% of the Loans. EFGH Water Desalination is also owned 99.9% by EFGH Water and 0.05% by EFGH Holding. Mr. Girges owns 15% of EFGH Water. Each of REFI and Mr. Girges is an “Affiliate” of the Managing Shareholder under the Growth Fund Declaration of Trust.

UPDATE TO THE SALE AND PURCHASE AGREEMENT
AND THE ADDITIONAL AGREEMENTS

This section describes updates to certain material provisions of the Sale and Purchase Agreement and other related agreements but does not purport to describe all of the Sale and Purchase Agreement or such other agreements. Please refer to the more detailed information contained in the definitive consent statement, the annexes to the definitive consent statement, Annex 1 to this supplement to consent statement and the other documents we refer to in this supplement to consent statement and the definitive consent statement, including the section of the definitive consent statement titled “THE SALE AND PURCHASE AGREEMENT AND THE ADDITIONAL AGREEMENTS.”

The following update is qualified in its entirety by reference to the complete text of the Sale and Purchase Agreement (as amended), the Escrow Agreement (as amended) and the Assignment and Amendment Agreement. The Assignment and Amendment Agreement is attached as Annex 1 and is incorporated by reference into this supplement consent statement. We urge you to read the full text of these agreements because they are the legal documents that govern the transaction. We have included these agreements as annexes to the definitive consent statement and to this supplement to consent statement to provide you with information about the terms of the agreements.

Neither the agreements nor this description of the agreements are intended to provide you with any other factual information about the Funds. Factual information about the Funds can be found in the definitive consent statement and the annexes attached thereto.

In connection with the transaction, the Sale and Purchase Agreement was entered into by the Sellers, the Purchasers, Mr. Girges and REFI. A copy of the Sale and Purchase Agreement is attached to the definitive consent statement as Annex A.

Prior to the execution of the Assignment and Amendment Agreement, the Sale and Purchase Agreement had provided that, subject to the terms of such agreement:

•	Horus would acquire from the Sellers all of the interest that the Sellers have in, but not legally registered title to, 17,000 Shares of REFI, as well as $22,153,623.10 principal amount of the Loans;

•	Mariridge would acquire from the Sellers all of the interest that the Sellers have in, but not legally registered title to, 3,000 Shares of REFI, as well as $3,909,462.90 principal amount of the Loans;

•	Mariridge would receive $2,000,000;

•	the Sellers would receive $27,500,000; and

•	Mr. Girges would waive his right to a bonus due upon the sale of REFI, resign as an employee of the Sellers and their affiliates (other than REFI) and waive any rights to termination claims against the Sellers and their affiliates.

Under the Assignment and Amendment Agreement, Horus and Mariridge assigned their rights to receive the Shares and the Loans as described under “UPDATE TO THE TRANSACTION – The Sale” on page 6. Mariridge will continue to receive $2,000,000, the Sellers will continue to receive $27,500,000 and Girges will continue to waive his right to receive a bonus and any rights to termination claims against the Sellers and their affiliates and will resign as an employee of the Sellers and their affiliates (other than REFI). The Assignment and Amendment Agreement also amended the Sale and Purchase Agreement to, among other things, delay the date on which the parties can terminate the Sale and Purchase Agreement to November 15, 2008.

Additionally, pursuant to the Assignment and Amendment Agreement, the parties have agreed to amend the Escrow Agreement to extend the date until which funds will be held in escrow to no later than November 15, 2008, and to otherwise amend the Escrow Agreement to reflect changes in the transaction made by the Assignment and Amendment Agreement.

The definitive consent statement, in the section titled “THE SALE AND PURCHASE AGREEMENT AND THE ADDITIONAL AGREEMENTS” outlines the conditions to the closing of the sale. The Assignment and Amendment Agreement added an additional closing condition in favor of the Sellers which requires that the warranties of EFGH Water Desalination, EFGH Holding, Horus, Mr. Girges and Mariridge in the Assignment and Amendment Agreement be true and accurate in all material respects, in each case as of the date of the Assignment and Amendment Agreement and as of the date of closing as if repeated at closing (or if made as of a specific date, only as of such specific date), and each of EFGH Water Desalination, EFGH Holding, Horus, Mr. Girges and Mariridge shall have performed in all material respects all of the obligations, covenants and agreements required to be performed by each of them prior to the date of closing under the Assignment and Amendment Agreement.

Under the Assignment and Amendment Agreement, EFGH Water Desalination, EFGH Holding, Horus, Mr. Girges and Mariridge make the following warranties to the Sellers as of the date of the Assignment and Amendment Agreement and as at closing:

•	Each of EFGH Water Desalination, EFGH Holding, Horus and Mariridge has the requisite power and authority to enter into and deliver and perform its obligations under the Assignment and Amendment Agreement, and in the case of EFGH Water Desalination and EFGH Holding only to receive the Shares and the portion of the Loans which it is receiving pursuant to the Assignment and Amendment Agreement and to acquire ownership of the Shares and the portion of the Loans as indicated in the Assignment and Amendment Agreement.

•	With respect to Mr. Girges only, Mr. Girges has the power and authority to receive the Shares and the portion of the Loans he is receiving pursuant to the Assignment and Amendment Agreement and to acquire ownership of the Shares and the portion of the Loans as indicated in the Assignment and Amendment Agreement.

•	The execution and delivery of the Assignment and Amendment Agreement and the completion of the transactions therein contemplated have been duly and validly authorized by necessary action on behalf of EFGH Water Desalination, EFGH Holding, Horus and Mariridge.

•	The Assignment and Amendment Agreement and the other documents to be delivered at closing by EFGH Water Desalination, EFGH Holding, Horus, Mariridge and Mr. Girges have been duly and validly executed and delivered by such party and constitute or will constitute at closing, as appropriate, binding obligations of such party enforceable against such party in accordance with their terms.

•	The execution and delivery of, and the performance by each of EFGH Water Desalination, EFGH Holding, Horus, Mariridge and Mr. Girges of its obligations under, the Assignment and Amendment Agreement will not result in a breach of, or constitute a default under, any agreement material to EFGH Water Desalination, EFGH Holding, Horus, Mariridge or Mr. Girges to which it is a party or by which it is bound; and assuming receipt by EFGH Water Desalination, EFGH Holding and Mr. Girges of the approval by GAFI of the minutes of the extraordinary meeting of the general shareholders of REFI approving the transfer of the Sellers’ interests in REFI to EFGH Water Desalination, EFGH Holding and Mr. Girges (such assumption is not made at closing), result in a breach of any law, regulation, order, judgment or decree by which or any court or governmental agency or of an arbitral award to which such party is a party or by which it or they are bound.

•	As to EFGH Water Desalination and EFGH Holding only, each of EFGH Water Desalination and EFGH Holding have relied on Horus exclusively for information concerning REFI and not on any information from REFI, the Sellers or their representatives and will look solely to Horus for any damage it suffers as a result of the Assignment and Amendment Agreement.

•	As to Mr. Girges only, Mr. Girges has not relied on the Sellers or their representatives for information regarding REFI, the Shares or the Loans.

Closing of the transaction contemplated under the Sale and Purchase Agreement is also subject to approval of the transaction by shareholders of each of the Funds and approval by GAFI of the minutes of the extraordinary meeting of the general shareholders of REFI approving the transfer of the Sellers’ interests in REFI to EFGH Water Desalination, EFGH Holding and Mr. Girges.

Subject to the limitations set forth in the Assignment and Amendment Agreement, each of Mariridge and Mr. Girges agrees to indemnify Horus and its successors in title and permitted assignees, including EFGH Water Desalination and EFGH Holding from damages arising out of or resulting from any breach by any Seller, Mariridge or Mr. Girges of the terms of the Assignment and Amendment Agreement or the Sale and Purchase Agreement.

The definitive consent statement, in the section titled “THE SALE AND PURCHASE AGREEMENT AND THE ADDITIONAL AGREEMENTS” outlines the termination provisions set forth in the Sale and Purchase Agreement. As amended by the Assignment and Amendment Agreement, the Sale and Purchase Agreement may be terminated by the Sellers or Horus if the closing does not occur on or before November 15, 2008, unless the Sellers and Purchasers agree to extend such date.

REGULATORY MATTERS

We are not aware of any material filings, approvals or other action by any federal or state governmental administrative or regulatory authority required for the completion of the sale, other than the ratification of GAFI of the minutes of the extraordinary meeting of the general shareholders of REFI approving the transfer of the Shares to EFGH Water Desalination, EFGH Holding and Mr. Girges.

The transaction contemplated by the Sale and Purchase Agreement will not be consummated without GAFI approval. No assurance can be provided that such GAFI approval will be obtained or that if it does occur, that it will occur at any given time.

WHERE YOU CAN FIND MORE INFORMATION

Growth Fund files annual, quarterly and current reports, consent statements and other information with the SEC. You may read and copy any reports, consent statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Growth Fund’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

QUESTIONS

If you have any questions about this supplement to consent statement or the transaction or need assistance with the consent procedures, you should contact Daniel V. Gulino, Esq., Senior Vice President and General Counsel, or Jeffrey H. Strasberg, Executive Vice President and Chief Financial Officer, at Ridgewood Renewable Power LLC, 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, at telephone number (201) 447-9000, or by e-mail at generalcounsel@ridgewoodpower.com.

By Order of the Managing Shareholder

Robert E. Swanson, Chairman

Ridgewood, New Jersey
October 10, 2008

IF YOU HAVE NOT ALREADY SENT IN YOUR CONSENT CARD, OR IF YOU WISH TO CHANGE OR REVOKE YOUR CONSENT, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT CARD AND RETURN IT BY FAXING IT TO (201) 447-0474 OR BY MAIL IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AS SOON AS POSSIBLE. NO POSTAGE NEED BE AFFIXED IF THE CONSENT CARD IS MAILED IN THE UNITED STATES. THIS ACTION WILL NOT LIMIT YOUR RIGHT TO REVOKE YOUR CONSENT PRIOR TO THE EXPIRATION OF THE SOLICITATION PERIOD.

Shareholders should not rely on information other than that contained in the definitive consent statement and this supplement to consent statement. We have not authorized anyone to provide information that is different from that contained in the definitive consent statement and this consent statement. This supplement to consent statement dated October 10, 2008, is being sent to shareholders on or about October 10, 2008. No assumption should be made that the information contained in the definitive consent statement and this supplement to consent statement is accurate as of any date other than that date.

Annex 1

ASSIGNMENT AND AMENDMENT AGREEMENT

This Assignment and Amendment Agreement (this “Assignment”) is made as of September 30, 2008

AMONG:

(1) Ridgewood Near East Holdings LLC, a limited liability company established and organized under the laws of Delaware, having its registered office at 947 Linwood Avenue, Ridgewood, New Jersey 07450, represented herein by Mr. Randall D. Holmes, in his capacity as the legal representative of Ridgewood Near East Holdings LLC; and

(2) RW Egyptian Holdings, LLC, a limited liability company established and organized under the laws of Delaware, having its registered office at 947 Linwood Avenue, Ridgewood, New Jersey, represented herein by Mr. Randall D. Holmes in his capacity as the legal representative of RW Egyptian Holdings, LLC;

(collectively the “Sellers” and individually a “Seller”); and

(3) Horus Private Equity Fund III, L.P., a Cayman Island Limited Partnership, having its registered office at c/o M&C Corporate Services Limited, P.O. box 309G7, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, managed by EFG-Hermes Private Equity and represented herein by Mr. Samer S. Yassa, in his capacity as the legal representative of the fund (referred to hereinafter as the “First Purchaser”); and

(4) Mariridge for Infrastructure Projects, an Egyptian joint stock company, whose registered office is at 26 Helmy Abd Atti Street, Nasr City, Cairo, Egypt, represented herein by Mr. Zaki Girges, in his capacity as its representative (referred to hereinafter as the “Second Purchaser”) (collectively the “Purchasers”); and

(5) Mr. Zaki Girges, An Egyptian national, holding national ID No. 25809011602892 issued June 2002, resident at 165, El Orouba Street, Heliopolis, Cairo, Egypt (referred to hereinafter as “ZG”); and

(6) Ridgewood Egypt for Infrastructure LLC, an Egyptian limited liability company, commercial register no. 327201 issued November 11, 1999, whose registered office is at 165 El Orouba St., Heliopolis, Cairo, Egypt, represented herein by ZG, in his capacity as the General Manager (referred to hereinafter as the “Company”); and

(7) EFG-Hermes for Water Desalination, SAE, a joint stock company, established and organized under the Laws of the Arab Republic of Egypt, having its registered office at Nile City Tower, Cournish El Nil, Rod El Farag, Cairo, Egypt, represented herein by ZG in his capacity as legal representative of EFG-Hermes for Water Desalination, SAE (referred to herein as the “First Assignee”); and

(8) EFG Hermes Holding Co. SAE, a joint stock company, established and organized under the Laws of the Arab Republic of Egypt having its registered office at 58 El Tahir Street, Dokki, Giza, Egypt, represented herein by Mr. Yasser El Mallawany in his capacity as legal representative (referred to herein as the “Second Assignee”).

WHEREAS:

(A) The Sellers, the Purchasers, ZG and the Company entered into that certain Sale and Purchase Agreement made as of June 5, 2008, as amended (the “SPA”) which provided for among other things for the sale of the Shares and the Loan to the Purchasers; and

(B) The Purchasers wish to assign their respective rights under the SPA to purchase the Shares and the Loan to the First Assignee, the Second Assignee and ZG in accordance with the terms of this Assignment.

IT IS AGREED:

1. Definitions.  Unless otherwise defined in this Assignment, the terms used herein shall have the meanings given to them in the SPA.

2. Assignment.  The Sellers hereby agree to the assignment by the First Purchaser and the Second Purchaser under the SPA of their respective rights to receive the Shares and the Loan from the Sellers in accordance with the terms and conditions of the SPA as provided in this Assignment. The First Purchaser and the Second Purchaser hereby assign their rights to receive the Shares and the Loan as follows:

The First Assignee-19,980 Shares and 99.9% of the Loan;

The Second Assignee-10 Shares and 0.05% of the Loan, and

ZG-10 Shares and 0.05% of the Loan.

Notwithstanding the assignment of the rights made pursuant to this Assignment by the Purchasers, the Purchasers shall be obligated to purchase the Shares and the Loan as provided in the SPA as if this Assignment did not exist. In addition, the Purchasers shall remain fully liable to the Sellers for all of their other respective obligations to the Sellers under the SPA as if their rights under the SPA to receive delivery of the Shares and the Loan had not been assigned by this Assignment.

3. Amendments to the SPA.  The SPA is amended effective as of the date of this Assignment as follows:

(A) The term ‘‘Approval” is amended to read “means the ratification of GAFI of minutes of the Extraordinary General Shareholders Meeting approving the transfer of the Shares to the First Assignee, the Second Assignee and ZG.”

(B) The term “Early Termination Date” is amended to read “means November 15, 2008, after which this Agreement may be terminated in accordance with Section 5.2 hereof.”

(C) Schedules 2 and 3 to the SPA shall be deemed amended to the extent required to reflect this Assignment.

(D) The term “First Assignee” means EFG-Hermes for Water Desalination, SAE.

(E) The term “Second Assignee” means EFG Hermes Holding Co. SAE”

(F) The term “The Assignment” means This Assignment and Amendment Agreement dated as of September 30, 2008 among the Purchasers, the Sellers, ZG, the Company, the First Assignee and the Second Assignee.”

(G) The conditions to Completion set forth in Schedule 4 to the SPA is amended to add under caption “Sellers” a new paragraph (h) as follows “Without prejudice to any right of indemnification hereunder, the warranties of each of the First Assignee, the Second Assignee, the

First Purchaser, the Second Purchaser and ZG set forth in the Assignment are true and accurate in all material respects, in each case as of the date of the Assignment and as of Completion as if repeated at Completion (or if made as of a specific date, only as of such specific date), and each of the First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser and ZG shall have performed in all material respects all of the obligations, covenants and agreements required to be performed prior to Completion by each of them under the Assignment.”

4. Warranties of the First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser and ZG. The First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser and ZG make the following warranties to the Sellers on the date of this Assignment and as of Completion:

(1) Each of the First Assignee, the Second Assignee, the First Purchaser and the Second Purchaser has the requisite power and authority to enter into and deliver and perform its obligations under this Assignment, and in the case of the First Assignee and the Second Assignee only to receive the Shares and the portion of the Loan which it is receiving pursuant to this Assignment and to acquire Ownership of the Shares and the portion of the Loan as indicated in this Assignment.

(2) With respect to ZG only, ZG has the power and authority to receive the Shares and the portion of the Loan he is receiving pursuant to this Assignment and to acquire Ownership of the Shares and the portion of the Loan as indicated in this Assignment.

(3) The execution and delivery of this Assignment and the completion of the transactions herein contemplated have been duly and validly authorized by necessary action on behalf of the First Assignee, the Second Assignee, the First Purchaser and the Second Purchaser.

(4) This Assignment and the other documents to be delivered at Completion by the First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser and ZG have been duly and validly executed and delivered by such Party and constitute or will constitute at Completion, as appropriate, binding obligations of such Party enforceable against such Party in accordance with their terms.

(5) The execution and delivery of, and the performance by each of the First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser and ZG of its obligations under, this Assignment will not result in a breach of, or constitute a default under, any agreement material to the First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser or ZG to which it is a party or by which it is bound; and assuming receipt by the First Assignee, the Second Assignee and ZG of the Approval (such assumption is not made on Completion), result in a breach of any law, regulation, order, judgment or decree by which or any court or governmental agency or of an arbitral award to which such Party is a party or by which it or they are bound.

(6) As to the First Assignee and the Second Assignee only, each of the First Assignee and the Second Assignee have relied on the First Purchaser exclusively for information concerning the Company and not on any information from the Company, the Sellers or their representatives and will look solely to the First Purchaser for any damage it suffers as a result of this Assignment.

(7) As to ZG only, ZG has not relied on the Sellers or there representatives for information regarding the Company, the Shares or the Loan.

5. The provisions of Sections 1.3, 11, 13.2, 13.3, 13.4, 14, 14.2, 15, 16, 17, 18, and 19 of the SPA shall be deemed set forth herein except that references to “this Agreement” shall be read as

“this Assignment”. The address for notices to the Second Assignee is 58 El Tahir Street, Dokki, Giza, Egypt and the address for notices to the First Assignee is Nile City Tower, Cournish El Nil, Rod El Farag, Cairo, Egypt.

6. The Sellers, the First Assignee, the Second Assignee and ZG agree to execute and deliver a Sale of Shares Agreement in form and substance satisfactory to the Parties to this Assignment to reflect the transfer of the Shares to the First Assignee, the Second Assignee and ZG as contemplated by this Assignment and the SPA. However, the Parties hereby agree that the Sellers shall not be required to transfer the Shares pursuant to the Sale of Shares Agreement unless Completion occurs.

7. The form of Extraordinary General Shareholders Meeting attached as Annex C to the SPA is amended to reflect the transfer of the Shares as provided for in this Assignment.

8. The Parties agree to advise the Escrow Agent of this Assignment and to make such changes in the Escrow Agreement as are required to reflect this Assignment, including but not limited to amending the date in Section 3.1 to change it from “October 15, 2008” to “November 15, 2008”.

9. Indemnification.

9.1 Subject to the limitations set forth in this Assignment, each of the Second Purchaser and ZG hereby agrees to indemnify, defend, save and hold the First Purchaser and their successors in title and permitted assignees including, but not limited to, the First Assignee and the Second Assignee (collectively “Indemnitees”) harmless from and against all Damages suffered, imposed upon or required to be paid or incurred by the Indemnitee arising out of or resulting from any breach by any Seller, ZG or the Second Purchaser of the terms of this Assignment or the SPA or the covenants of any Seller, ZG or the Second Purchaser hereunder and of any of the warranties of ZG and the Second Purchaser contained herein or in the SPA. The Sellers shall have no liability to the First Purchaser or the Second Purchaser or the First Assignee or the Second Assignee for any breach of representations or warranties made by any of the Sellers or ZG and the Second Purchaser in this Assignment or the SPA or otherwise after Completion. For the sake of clarity, after Completion, the First Purchaser, the First Assignee and the Second Assignee are each looking solely to ZG and the Second Purchaser for recovery of any Damages suffered by the First Purchaser, the First Assignee or the Second Assignee as a result of any breach of this Assignment or the SPA by any Seller, ZG or the Second Purchaser or breach of any warranty or representation or covenant made by the Seller or ZG or the Second Purchaser herein or in the SPA and the Second Purchaser shall have no right to recovery against the Sellers or any Affiliates of the Sellers.

9.2 In no event shall any Seller or the First Purchaser be liable for any consequential, indirect, special, exemplary, punitive or other similar types of damages.

9.3 Except as provided in Clause 9.2, nothing in this Assignment shall limit or impair the obligations (if any) of any Party hereto under applicable law for Damages for fraud committed by such Party and for purposes of the foregoing, the First Assignee and the Second Assignee acknowledge that they have received a copy of the Limited Due Diligence Report on Ridgewood Egypt for Infrastructure LLC dated February 11, 2008 prepared by Shalakany Law Office and that they are on notice of all matters set forth therein for purposes of this Section 9.3.

10. The First Assignee, the Second Assignee, the First Purchaser, the Second Purchaser and ZG agree to execute such documents and take such other actions as may be reasonably necessary to effectuate the intent and purpose of this Assignment and the SPA. This Assignment may not be assigned by the First Assignee, the Second Assignee or ZG without the express prior written consent of the Sellers.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date and year first above written.

RW EGYPTIAN HOLDINGS, LLC

By:	/s/ Randall D. Holmes
Name:     Randall D. Holmes

Title:	President

RIDGEWOOD NEAR EAST HOLDINGS LLC

By:	/s/ Randall D. Holmes
Name:     Randall D. Holmes

Title:	President

HORUS PRIVATE EQUITY FUND III, L.P.

By:	/s/ Samer Yassa
Name:     Samer Yassa

Title:	Director

MARIRIDGE FOR INFRASTRUCTURE PROJECTS

By:	/s/ Zaki Yousif Girges
Name:     Zaki Yousif Girges

Title:	Manager

RIDGEWOOD EGYPT FOR INFRASTRUCTURE LLC

By:	/s/ Zaki Yousif Girges
Name:     Zaki Yousif Girges

Title:	Manager

EFG-HERMES FOR WATER DESALINATION, SAE

By:	/s/ Zaki Yousif Girges
Name:     Zaki Yousif Girges

Title:	Manager

EFG HERMES HOLDING CO. SAE

By:	/s/ Yasser El Mallawany
Name:     Yasser El Mallawany

Title:	Legal Representative

ZAKI YOUSIF GIRGES

By: /s/ Zaki Yousif Girges
Name:     Zaki Yousif Girges

CONSENT CARD

THE RIDGEWOOD POWER GROWTH FUND

CONSENT TO ACTION IN WRITING IN LIEU OF A MEETING OF SHAREHOLDERS
CONSENT SOLICITED ON BEHALF OF THE RIDGEWOOD POWER GROWTH FUND BY ITS
MANAGING SHAREHOLDER, RIDGEWOOD RENEWABLE POWER LLC

947 Linwood Avenue, Ridgewood, New Jersey 07450-2939
Fax: (201) 447-0474

This consent is solicited on behalf of The Ridgewood Power Growth Fund by its Managing Shareholder, Ridgewood Renewable Power LLC. When properly executed and timely delivered to the Managing Shareholder at the address or via the facsimile number above, this consent will be counted as designated by the undersigned. If this Consent Card is signed, dated, and delivered to the Managing Shareholder with no designation by the undersigned, it will constitute the shareholder’s consent with respect to all investor shares of beneficial interest of the Fund beneficially owned by such shareholder to APPROVE the proposal below.

PROPOSAL:

To approve and adopt the Sale and Purchase Agreement, dated as of June 5, 2008, as amended, by and among Ridgewood Near East Holdings LLC, RW Egyptian Holdings, LLC, Horus Private Equity Fund III, L.P., Mariridge for Infrastructure Projects, Mr. Zaki Girges, and Ridgewood Egypt for Infrastructure LLC, and the transactions contemplated thereby and relating thereto, as described in the Consent Statement accompanying this Consent Card, including, without limitation, the transactions contemplated by the Inter-Fund Agreement, dated as of June 5, 2008, by and between Ridgewood Renewable Power LLC, The Ridgewood Power Growth Fund, Ridgewood Electric Power Trust V and Ridgewood/Egypt Fund and the post-closing liquidation and dissolution of The Ridgewood Power Growth Fund pursuant to the Growth Fund Plan of Liquidation and Dissolution.

☒ PLEASE MARK AS IN THIS EXAMPLE
(Mark only ONE of the following three boxes)

☐ Approve                    ☐ Not Approve                    ☐ Abstain

THE MANAGING SHAREHOLDER RECOMMENDS THAT YOU “APPROVE” THE PROPOSAL.

If you affirmatively elect to abstain, or if you fail to return this Consent Card, it will have the same effect as NOT APPROVING the proposal. If you provide no instructions, this Consent Card will be deemed to constitute the consent to APPROVE the proposal with respect to all investor shares of beneficial interest of the Fund that you beneficially own.

IMPORTANT — PLEASE SIGN, DATE AND RETURN THIS CONSENT FORM PROMPTLY.  When investor shares of beneficial interest of the Fund are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.  THE DEADLINE FOR RETURNING THIS CONSENT TO THE MANAGING SHAREHOLDER OF THE RIDGEWOOD POWER GROWTH FUND IS 5:00 P.M. EASTERN TIME ON MONDAY, OCTOBER 27, 2008 (unless extended by the Managing Shareholder).

NAME OF SHAREHOLDER:	SHARES:

SIGNATURE of Shareholder:	Date:

SIGNATURE of Shareholder:	Date: